POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and

         WHEREAS, each of the undersigned is an Officer or both an Officer and a Director of the Corporation as indicated below under his name;

         NOW, THEREFORE, each of the undersigned hereby constitutes and appoints W. C. Ferguson, J. S. Rubin and P. M. Ciccone and each of them severally, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as an Officer or as both an Officer and a Director of the Corporation, to execute and file such Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 18th day of March, 1994.





W. C. Ferguson
Chairman of the Board and
  Chief Executive Officer





J. S. Rubin
Executive Vice President and
  Chief Financial Officer





P. M. Ciccone
Vice President and Comptroller

State of New York    )
                     )  ss.:
County of Westchester)


         On the 18th day of March, 1994, personally appeared before me, W. C. Ferguson, J. S. Rubin and P. M. Ciccone to me known and known to me to be the persons described in and who executed the foregoing instrument, and they severally duly acknowledged to me that they and each of them executed and delivered the same for the purposes therein expressed.


         Witness my hand and official seal this 18th day of March, 1994.

                                       Ina H. Callery
                                       Notary Public, State of New York
                                       No. 4834371
                                       Qualified in Westchester County
                                       Commission Expires June 30, 1995

                              POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and

         WHEREAS, the undersigned is a Director of the Corporation;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints
W. C. Ferguson, J. S. Rubin and P. M. Ciccone and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead, as a Director of the Corporation, to execute and file such Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of March, 1994.




                                              John Brademas


State of New York       )
                        )  ss.:
County of New York      )

         On the 17th day of March, 1994, personally appeared before me John Brademas, to me known and known to me to be the person described in and who executed the foregoing instrument, and such person duly acknowledged to me that such person executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 17th day of March, 1994.

                                       Hannelore Koller
                                       Notary Public, State of New York
                                       No. 4687105
                                       Qualified in Westchester County
                                       Commission Expires December 31, 1995

                              POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and

         WHEREAS, the undersigned is a Director of the Corporation;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints
W. C. Ferguson, J. S. Rubin and P. M. Ciccone and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead, as a Director of the Corporation, to execute and file such Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of March, 1994.




                                          R. W. Bromery


State of New York       )
                        )  ss.:
County of New York      )

         On the 17th day of March, 1994, personally appeared before me Randolph W. Bromery, to me known and known to me to be the person described in and who executed the foregoing instrument, and such person duly acknowledged to me that such person executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 17th day of March, 1994.

                                       Hannelore Koller
                                       Notary Public, State of New York
                                       No. 4687105
                                       Qualified in Westchester County
                                       Commission Expires December 31, 1995

                              POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and

         WHEREAS, the undersigned is a Director of the Corporation;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints
W. C. Ferguson, J. S. Rubin and P. M. Ciccone and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead, as a Director of the Corporation, to execute and file such Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of March, 1994.




                                              John J. Creedon


State of New York    )
                     )  ss.:
County of New York   )

         On the 15th day of March, 1994, personally appeared before me John J. Creedon, to me known and known to me to be the person described in and who executed the foregoing instrument, and such person duly acknowledged to me that such person executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 15th day of March, 1994.

                                       Cornelius M. McShane
                                       Notary Public, State of New York
                                       No. 31-4845520
                                       Qualified in New York County
                                       Commission Expires December 1, 1995

                              POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and

         WHEREAS, the undersigned is a Director of the Corporation;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints
W. C. Ferguson, J. S. Rubin and P. M. Ciccone and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Corporation, to execute and file such Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of March, 1994.




                                        Stanley P. Goldstein


State of New York    )
                     )    ss.:
County of Westchester)

         On the 11th day of March, 1994, personally appeared before me Stanley P. Goldstein, to me known and known to me to be the person described in and who executed the foregoing instrument, and such person duly acknowledged to me that such person executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 11th day of March, 1994.

                                       Diana Epstein
                                       Notary Public, State of New York
                                       No. 4780715
                                       Qualified in Putnam County
                                       Commission Expires February 28, 1996

                              POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and

         WHEREAS, the undersigned is a Director of the Corporation;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints
W. C. Ferguson, J. S. Rubin and P. M. Ciccone and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Corporation, to execute and file such Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 10th day of March, 1994.




                                             Helene L. Kaplan


State of New York       )
                        )  ss.:
County of New York      )

         On the 10th day of March, 1994, personally appeared before me Helene L. Kaplan, to me known and known to me to be the person described in and who executed the foregoing instrument, and such person duly acknowledged to me that such person executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 10th day of March, 1994.

                                       Beverly Jaeger
                                       Notary Public, State of New York
                                       No. 41-4666996
                                       Qualified in Queens County
                                       Certificate Filed in New York County
                                       Commission Expires August 31, 1994

                              POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and

         WHEREAS, the undersigned is a Director of the Corporation;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints
W. C. Ferguson, J. S. Rubin and P. M. Ciccone and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Corporation, to execute and file such Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 10th day of March, 1994.




                                           Elizabeth T. Kennan


State of Massachusetts  )
                        )  ss.:
County of Hampshire     )

         On the 10th day of March, 1994, personally appeared before me Elizabeth T. Kennan, to me known and known to me to be the person described in and who executed the foregoing instrument, and such person duly acknowledged to me that such person executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 10th day of March, 1994.

                                       Teresa Reed

                              POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and

         WHEREAS, the undersigned is a Director of the Corporation;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints
W. C. Ferguson, J. S. Rubin and P. M. Ciccone and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Corporation, to execute and file such Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of March, 1994.




                                             David J. Mahoney


State of New York       )
                        )  ss.:
County of New York      )

         On the 16th day of March, 1994, personally appeared before me David J. Mahoney, to me known and known to me to be the person described in and who executed the foregoing instrument, and such person duly acknowledged to me that such person executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 16th day of March, 1994.

                                       Herbert Vine
                                       Notary Public of New Jersey
                                       My Commission Expires December 6, 1997

                              POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and

         WHEREAS, the undersigned is a Director of the Corporation;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints
W. C. Ferguson, J. S. Rubin and P. M. Ciccone and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Corporation, to execute and file such Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of March, 1994.




                                            Edward E. Phillips


State of New York       )
                        )  ss.:
County of New York      )

         On the 17th day of March, 1994, personally appeared before me Edward E. Phillips, to me known and known to me to be the person described in and who executed the foregoing instrument, and such person duly acknowledged to me that such person executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 17th day of March, 1994.

                                       Hannelore Koller
                                       Notary Public, State of New York
                                       No. 4687105
                                       Qualified in Westchester County
                                       Commission Expires December 31, 1995

                                  POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and

         WHEREAS, the undersigned is an Officer and a Director of the Corporation;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints
W. C. Ferguson, J. S. Rubin and P. M. Ciccone and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and a Director of the Corporation, to execute and file such Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of March, 1994.




                                              F. V. Salerno


State of   New York     )
           Westchester  )  ss.:
County of               )

         On the 21st day of March, 1994, personally appeared before me
F. V. Salerno, to me known and known to me to be the person described in and who executed the foregoing instrument, and such person duly acknowledged to me that such person executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 21st day of March, 1994.


                                                  Joanna Versaci
                                          Notary Public, State of New York
                                                   No. 4809035
                                          Qualified in Westchester County
                                             Cert. Filed in Bronx County
                                         Commission Expires October 31. 1994

                              POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and

         WHEREAS, the undersigned is an Officer and a Director of the Corporation;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints
W. C. Ferguson, J. S. Rubin and P. M. Ciccone and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and a Director of the Corporation, to execute and file such Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of March, 1994.




                                             Ivan Seidenberg


State of New York       )
                        )  ss.:
County of Westchester   )

         On the 21st day of March, 1994, personally appeared before me Ivan Seidenberg, to me known and known to me to be the person described in and who executed the foregoing instrument, and such person duly acknowledged to me that such person executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 21st day of March, 1994.

                                       Joanna Versaci
                                       Notary Public, State of New York
                                       No. 4809035
                                       Qualified in Westchester County
                                       Cert. Filed in Bronx County
                                       Commission Expires October 31, 1994

                              POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and

         WHEREAS, the undersigned is a Director of the Corporation;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints
W. C. Ferguson, J. S. Rubin and P. M. Ciccone and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Corporation, to execute and file such Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of March, 1994.




                                           Walter V. Shipley


State of New York       )
                        )  ss.:
County of New York      )

         On the 11th day of March, 1994, personally appeared before me Walter
V. Shipley, to me known and known to me to be the person described in and who executed the foregoing instrument, and such person duly acknowledged to me that such person executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 11th day of March, 1994.

                                       John B. Wynne
                                       Notary Public, State of New York
                                       No. 31-4357105
                                       Qualified in New York County
                                       Commission Expires February 28, 1996

                              POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and

         WHEREAS, the undersigned is a Director of the Corporation;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints
W. C. Ferguson, J. S. Rubin and P. M. Ciccone and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Corporation, to execute and file such Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of March, 1994.




                                           John R. Stafford


State of New Jersey     )
                        )  ss.:
County of Morris        )

         On the 14th day of March, 1994, personally appeared before me John
R. Stafford, to me known and known to me to be the person described in and who executed the foregoing instrument, and such person duly acknowledged to me that such person executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 14th day of March, 1994.

                                       Brenda L. Santuccio
                                       Notary Public of New Jersey
                                       My Commission Expires May 26, 1998